Exhibit 10

EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT

          This Eighth Amendment to the Employment Agreement (the “Eighth Amendment”) by and between MICROS SYSTEMS, INC., a Maryland corporation, with offices located at 7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289 (hereinafter referred to as the "Company"), and A. L. GIANNOPOULOS, whose address is 7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289 (hereinafter referred to as the “Executive”), is effective the 6th day of June, 2006.

          WHEREAS, the Executive and the Company entered into an Employment Agreement dated June 1, 1995, as amended (the agreement as amended is hereinafter referred to as the “Agreement”); and

          WHEREAS, the parties hereto would like to amend the Agreement pursuant to this Eighth Amendment in an effort to adjust the Executive’s compensation to reflect the growth of the Company.

          NOW, THEREFORE, the Company and the Executive, for good and valuable consideration, and pursuant to the terms, conditions, and covenants contained herein, hereby agree as follows:

1.  Section 4 of the Agreement, captioned “Salary”, is modified by replacing the existing corresponding rows in the Agreement with the following three replacement rows:

Period	Salary

July 1, 2006 through June 30, 2007	$1,500,000
July 1, 2007 through June 30, 2008	$2,000,000
July 1, 2008 through June 30, 2009	$2,000,000

2.  Section 5 of the Agreement, captioned “Bonuses”, is modified by replacing the existing corresponding rows in the Agreement with the following three replacement rows:

Fiscal Year Ending	Target Bonus

June 30, 2007	$700,000
June 30, 2008	$800,000
June 30, 2009	$900,000

3.  All other provisions of the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Eighth Amendment as of the dates indicated below, the effective date of this Eighth Amendment being the 6th day of June, 2006.

COMPANY:
ATTEST:	MICROS SYSTEMS, INC.

	By:	(SEAL)

Louis M. Brown, Jr.
Vice Chairman
[Corporate Seal]
EXECUTIVE:
WITNESS:

A. L. GIANNOPOULOS